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                     SUPPLEMENT DATED SEPTEMBER 17, 2002 TO

                        PROSPECTUS DATED MAY 1, 2002 FOR

          SCHEDULED PURCHASE PAYMENT VARIABLE DEFERRED ANNUITY CONTRACT

                                    ISSUED BY

                      GE LIFE AND ANNUITY ASSURANCE COMPANY

                                   THROUGH ITS

                      GE LIFE & ANNUITY SEPARATE ACCOUNT 4

This supplement updates certain information contained in your prospectus. Please read and keep it with your prospectus for reference.

The "Qualified Retirement Plans" provision of the "Federal Tax Matters" section of your prospectus is amended as follows:

Insert the following paragraph immediately after the first paragraph:

The contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit. The purchase of this contract as an investment of a qualified retirement plan does not provide additional tax deferral benefits beyond those provided in the qualified retirement plan. If you are purchasing this contract as a Qualified Contract, you should consider purchasing this contract for its death benefit, income benefits and other non-tax benefits. Please consult a tax adviser for information specific to your circumstances in order to determine whether this contract is an appropriate investment for you.

Insert the following subheading and paragraphs after the paragraph under the subheading "Terms of Qualified Plans and Qualified Contracts":

Employer-Qualified Plans. Qualified plans sponsored by an employer or employee organization are governed by the provisions of the Code and the Employee Retirement Income Security Act, as amended ("ERISA"). ERISA is administered primarily by the U.S. Department of Labor. The Code and ERISA include requirements that various features be contained in an employer qualified plan such as: participation; vesting and funding; nondiscrimination; limits on contributions and benefits; distributions; penalties; duties of fiduciaries; prohibited transactions; and withholding, reporting and disclosure.

In the case of certain qualified plans, if a participant is married at the time benefits become payable, unless the participant elects otherwise with written consent of the spouse, the benefits must be paid in the form of a qualified joint and survivor annuity ("QJSA"). A QJSA is an

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annuity payable for the life of the participant with a survivor annuity for the life of the spouse in an amount that is not less than one-half of the amount payable to the participant during his or her lifetime. In addition, a married participant's beneficiary must be the spouse, unless the spouse consents in writing to the designation of a different beneficiary. There are specific Code and ERISA rules that apply to loans from qualified plans. Employer plans may have additional restrictions. Withdrawals and repayments of withdrawals permitted under this Contract may not qualify as a qualified plan loan.

If this Contract is purchased as an investment of a qualified retirement plan, the Owner will be either an employee benefit trust or the plan sponsor. Plan participants and beneficiaries will have no ownership rights in the Contract. Only the Owner, acting through its authorized representative(s) may exercise Contract rights. Participants and beneficiaries must look to the plan fiduciaries for satisfaction of their rights to benefits under the terms of the qualified plan.

Where a Contract is purchased by an employer-qualified plan, we assume no responsibility regarding whether the contract's terms and benefits are consistent with the requirements of the Code and ERISA. It is the responsibility of the employer, plan trustee and plan administrator to satisfy the requirements of the Code and ERISA applicable to the qualified plan. This prospectus does not provide detailed tax or ERISA information. Various tax disadvantages, including penalties, may result from actions that conflict with requirements of the Code or ERISA, and the regulations pertaining to those laws. Federal tax laws and ERISA are continually under review by Congress. Any changes in those laws or in the regulations pertaining to those laws may affect the tax treatment of amounts contributed to employer qualified plans and the fiduciary actions required by ERISA.